Exhibit 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints FRÉDÉRIC B. LISSALDE, KEVIN A. NOWLAN, and TONIT M. CALAWAY, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., the Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2020	/s/ JAN CARLSON
JAN CARLSON

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints FRÉDÉRIC B. LISSALDE, KEVIN A. NOWLAN, and TONIT M. CALAWAY, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., the Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2020	/s/ DENNIS C. CUNEO
DENNIS C. CUNEO

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints FRÉDÉRIC B. LISSALDE, KEVIN A. NOWLAN, and TONIT M. CALAWAY, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., the Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2020	/s/ MICHAEL S. HANLEY
MICHAEL S. HANLEY

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints FRÉDÉRIC B. LISSALDE, KEVIN A. NOWLAN, and TONIT M. CALAWAY, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., the Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2020	/s/ PAUL A. MASCARENAS
PAUL A. MASCARENAS

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints FRÉDÉRIC B. LISSALDE, KEVIN A. NOWLAN, and TONIT M. CALAWAY, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., the Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2020	/s/ JOHN R. MCKERNAN, JR.
JOHN R. MCKERNAN, JR.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints FRÉDÉRIC B. LISSALDE, KEVIN A. NOWLAN, and TONIT M. CALAWAY, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., the Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2020	/s/ DEBORAH D. MCWHINNEY
DEBORAH D. MCWHINNEY

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints FRÉDÉRIC B. LISSALDE, KEVIN A. NOWLAN, and TONIT M. CALAWAY, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., the Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2020	/s/ ALEXIS P. MICHAS
ALEXIS P. MICHAS

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints FRÉDÉRIC B. LISSALDE, KEVIN A. NOWLAN, and TONIT M. CALAWAY, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., the Form S-3 Registration Statement of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 12, 2020	/s/ VICKI L. SATO
VICKI L. SATO